Exhibit 10.29

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

TRUST FORWARD

CONFIDENTIAL

20/5/16

TO:

Telecom Italia S.p.A

Via di Val Cannuta, 182

ROME

F.A.O. Dott. Biagio Santoro

Marketing & Sales Manager

Subject: ACCEPTANCE OF THE INTEGRATION PROPOSAL TO THE “IMPLEMENTATION CONTRACT FOR THE SUPPLY OF DECADE 4 PREMIUM SERVICES THROUGH SMS AND MMS” (P.246883)

Dear Sirs,

We hereby confirm our acceptance of your Contract proposal, the text of which we attach in full to this letter.

[signature]

Dario Calogero

Chairperson of the Board of Directors

UBIQUITY s.r.l.	info@ubiquity.eu	Share capital € 77,727.27
Registered/Operating Offices	Certified email: ubiquity@legalmail.it www.ubiquity.eu	Tax Code and VAT no.: 12716960153
via Teodosio 65 I - 20131 Milan (MI)	Tel +39 02 2885841 Fax +39 02 2829795	Companies Register no.:
66870/1999
Economic and Administrative Index [REA]: 1579532

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TRUST FORWARD

TIM

W.WM.S.CCS

Rome, 13/4/2016

P. 246883

TO: Ubiquity S.r.l.

Via Teodosio 65

20131 Milan

f.a.o. Dr. Dario Calogero

Subject: integration proposal to the “Implementation Contract for the supply of decade 4 premium services through SMS and MMS”

With reference to the Contract in question, finalised between Telecom Italia and Ubiquity on 15.09.2010 (hereinafter the “Contract”) and to the criteria already informally shared between the Parties regarding the definition of the “Canvass Plan” for the fifth year of the contract’s validity, regarding [***] (hereinafter the “Services”), the Parties, by way of a supplement to point 2) of Attachment 7 (“Economic Conditions and Method of Invoicing”), agree the following:

For a promotional period – [***] - for the SMS MTs correctly delivered to the End Customer for which the price paid by the End Customer will be [***] and for the MMS MTs correctly delivered to the End Customer for which the price paid by the End Customer will be [***], Telecom Italia (as AP), [***], will pay to Ubiquity (as SP) a percentage equal to:

•	[***];

•	[***];

•	[***]

[***]

[***]

Telecom S.p.A.

Registered office: Via Gaetano Negri 1 – 20123 Milan Secondary offices and General Management Corso d’Italia 41 – 00196 Rome Certified email: telecomitalian@pec.telecomitalia.it	Tax Code/VAT no. and Companies Register of Milan no.: 00488410010 AEE Registration no. IT0802000000000799 Share Capital €10,740,238,908.50 full paid-up

UBIQUITY s.r.l.	info@ubiquity.eu	Share capital € 77,727.27
Registered/Operating Offices via Teodosio 65 I - 20131 Milan (MI)	Certified email: ubiquity@legalmail.it www.ubiquity.eu Tel +39 02 2885841 Fax +39 02 2829795	Tax Code and VAT no.: 12716960153 Companies Register no.: 66870/1999 Economic and Administrative Index [REA]: 1579532

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TRUST FORWARD

[***]

The Parties recognise that the technical/economic conditions given in this proposal will be applied solely with reference to the type of service described therein and will be valid only and exclusively for this proposal, which the Parties undertake to consider not repeatable, unless through a specific, separate agreement between them.

The Parties also agree that, without prejudice to that established in this proposal, the provisions in the Contract shall be fully effective between them.

If you agree with the above, you are invited to completely reproduce the text of this letter on your headed notepaper and return it to us, duly signed by way of confirming your express acceptance and approval.

With regards,

Sales Manager

Centre South Sales Area

Dr. Biagio Santoro

[signature]

UBIQUITY s.r.l.	info@ubiquity.eu	Share capital € 77,727.27
Registered/Operating Offices via Teodosio 65 I - 20131 Milan (MI)	Certified email: ubiquity@legalmail.it www.ubiquity.eu Tel +39 02 2885841 Fax +39 02 2829795	Tax Code and VAT no.: 12716960153 Companies Register no.: 66870/1999 Economic and Administrative Index [REA]: 1579532

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